AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                      MELLON CAPITAL MANAGEMENT CORPORATION

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and MELLON CAPITAL MANAGEMENT CORPORATION, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of February 18, 2004 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the JNL Variable Fund LLC and JNLNY Variable Fund I LLC (the "Funds");

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses;

     WHEREAS, in order to reflect a change in the names of certain funds; and

     WHEREAS, in order to reflect the addition of new funds.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated January 17, 2006, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 17, 2006, attached hereto.

The parties hereto agree that unless specifically changed pursuant to this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 17th day of January, 2006.

JACKSON NATIONAL ASSET                      MELLON CAPITAL MANAGEMENT
MANAGEMENT, LLC                             CORPORATION


By:                                         By:
     -------------------------------            ----------------------------
Name:    ANDREW B. HOPPING                  Name:
       -----------------------------              --------------------------
Title:            PRESIDENT                 Title:
        ----------------------------               -------------------------

                                   SCHEDULE A
                             Dated: January 17, 2006

                                     (Funds)

                              JNL VARIABLE FUND LLC

                  JNL/Mellon Capital Management DowSM 10 Fund
                  JNL/Mellon Capital Management S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                  JNL/Mellon Capital Management 25 Fund
                  JNL/Mellon Capital Management Select Small-Cap Fund JNL/Mellon Capital Management Nasdaq(R) 15 Fund JNL/Mellon Capital Management Value Line(R) 25 Fund JNL/Mellon Capital Management DowSM Dividend Fund JNL/Mellon Capital Management VIP Fund
                  JNL/Mellon Capital Management JNL 5 Fund
                  JNL/Mellon Capital Management Communications Sector Fund JNL/Mellon Capital Management Consumer Brands Sector Fund JNL/Mellon Capital Management Financial Sector Fund JNL/Mellon Capital Management Healthcare Sector Fund JNL/Mellon Capital Management Oil & Gas Sector Fund JNL/Mellon Capital Management Technology Sector Fund


                            JNLNY VARIABLE FUND I LLC

                  JNL/Mellon Capital Management DowSM 10 Fund
                  JNL/Mellon Capital Management S&P(R) 10 Fund
                  JNL/Mellon Capital Management Global 15 Fund
                  JNL/Mellon Capital Management 25 Fund
                  JNL/Mellon Capital Management Select Small-Cap Fund JNL/Mellon Capital Management Nasdaq(R) 15 Fund JNL/Mellon Capital Management Value Line(R) 25 Fund JNL/Mellon Capital Management DowSM Dividend Fund

                                   SCHEDULE B
                             Dated: January 17, 2006

                                 (Compensation)

                              JNL VARIABLE FUND LLC

                   JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL CAP FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                     JNL/MELLON CAPITAL MANAGEMENT VIP FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                    JNL/MELLON CAPITAL MANAGEMENT JNL 5 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

            JNL/MELLON CAPITAL MANAGEMENT COMMUNICATIONS SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

            JNL/MELLON CAPITAL MANAGEMENT CONSUMER BRANDS SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT FINANCIAL SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

              JNL/MELLON CAPITAL MANAGEMENT HEALTHCARE SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT OIL & GAS SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

              JNL/MELLON CAPITAL MANAGEMENT TECHNOLOGY SECTOR FUND

AVERAGE DAILY NET ASSETS                          ANNUAL RATE
------------------------                          -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                            JNLNY VARIABLE FUND I LLC

                   JNL/MELLON CAPITAL MANAGEMENT DOWSM 10 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                  JNL/MELLON CAPITAL MANAGEMENT S&P(R) 10 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                  JNL/MELLON CAPITAL MANAGEMENT GLOBAL 15 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                      JNL/MELLON CAPITAL MANAGEMENT 25 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT SELECT SMALL CAP FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                 JNL/MELLON CAPITAL MANAGEMENT NASDAQ(R) 15 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

               JNL/MELLON CAPITAL MANAGEMENT VALUE LINE(R) 25 FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%

                JNL/MELLON CAPITAL MANAGEMENT DOWSM DIVIDEND FUND

    ASSETS                                        ANNUAL RATE
    ------                                        -----------
First $50 million                                    0.12%
Next $50 million                                     0.06%
Over $100 million                                    0.03%